Alberta

                           BUSINESS CORPORATIONS ACT

                                     Form 2

                          CERTIFICTE OF INCORPORATION

                            CAL ALTA AUTO GLASS LTD



I HEREBY CERTIFY THAT THE ABOVE MENTIONED CORPORATION THE ARTICLES OF INCORPORATION OF WHICH ARE ATTACHED WAS INCORPORATED UNDER THE BUSINESS CORPORATIONS ACT OF PROVICE OF ALBERTA.


                                                       Registrar of Corporations


                                                                 October 9, 1986
                                                           Date of Incorporation